INDEPENDENT AUDITORS' CONSENT



We consent to the incorporation by reference in the Registration Statement of Eldorado Artesian Springs, Inc. on Form S-8 of our report dated May 12, 2000 for the year ended March 31, 2000, appearing in Form 10-KSB of Eldorado Artesian Springs, Inc., filed with the Securities and Exchange Commission on June 29, 2000.



                                          /s/Ehrhardt Keefe Steiner & Hottman PC
                                             Ehrhardt Keefe Steiner & Hottman PC

June 29, 2000
Denver, Colorado